Discontinued Operations and Divestitures - Summary of balance sheet data for discontinued operation (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2011
Assets held for sale
Working capital and other assets	$ 28.0
Property, Plant and Equipment, net	38.2
Total assets held for sale	66.2
Liabilities held for sale
Current liabilities	11.3
Other liabilities	0.3
Total liabilities held for sale	$ 11.6